Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2024 Financial Results

•	Q3 Net Sales of $137.5 Million

•	Q3 Gross Margin of 28.7%; Non-GAAP Gross Margin of 29.1%

•	Q3 EPS of $0.17/Share; Q3 Adjusted EPS of $0.19/Share

•	Q3 Adjusted EBITDAS Margin of 15.6%

MARYVILLE, Tenn., March 7, 2024 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter of fiscal 2024, ended January 31, 2024.

Financial Highlights

•	Net sales were $137.5 million, an increase of $8.4 million, or 6.5%, over the comparable quarter last year.

•	Gross margin was 28.7% compared with 32.4% in the comparable quarter last year.

•	GAAP net income was $7.9 million, or $0.17 per diluted share, compared with $11.1 million, or $0.24 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $8.7 million, or $0.19 per diluted share, compared with $11.6 million, or $0.25 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the move of our headquarters and significant elements of our operations to a new facility in Maryville, Tennessee, or the Relocation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $21.4 million, or 15.6% of net sales, compared with $25.1 million, or 19.5% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Our team delivered another strong quarter on both the top and bottom line. We believe we gained market share as our shipments outpaced the overall firearm market, reflecting the continuing robust demand for our best-in-class, innovative new products and sustained momentum in our core product portfolio. We continue to expect the firearm market to experience healthy demand through the 2024 election cycle. With our deep pipeline of new products, leading brand, new state-of-the-art facility in Tennessee, strong balance sheet, and most importantly, world-class dedicated employees, we are well positioned to continue delivering value for our stockholders.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Net sales for our third quarter were 6.5% above the prior year comparable quarter. During the quarter, inventory in the distribution channel declined from October levels, in terms of actual units and weeks of inventory, indicating strong sell through of our products at retail. Cash generated by operations was $25.4 million, $18.5 million better than last year, primarily due to receivables remaining relatively flat to last quarter while inventory declined by $9.8 million. We repurchased nearly 71,000 shares during the third quarter, utilizing $916,000 of our $50 million authorization, and paid $5.5 million in dividends. Consistent with our capital allocation strategy, our board of directors has authorized a $0.12 per share quarterly dividend, which will be paid to stockholders of record on March 21, 2024 with payment to be made on April 4, 2024.”

Conference Call and Webcast

The company will host a conference call and webcast on March 7, 2024 to discuss its third quarter fiscal 2024 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) spin related stock-based compensation, (vi) an accrued legal settlement, (vii) Relocation expense, and (viii) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) we continue to expect the firearm market to experience healthy demand through the 2024 election cycle and (ii) with our deep pipeline of new products, leading brand, new state-of-the-art facility in Tennessee, strong balance sheet, and most importantly, world-class dedicated employees, we are well positioned to continue delivering value for our stockholders. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	January 31, 2024	April 30, 2023
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$47,367	$53,556
Accounts receivable, net of allowances for credit losses of $0 on January 31, 2024 and $23 on April 30, 2023	60,647	55,153
Inventories	153,529	177,118
Prepaid expenses and other current assets	9,020	4,917
Income tax receivable	5,613	1,176

Total current assets	276,176	291,920

Property, plant, and equipment, net	256,830	210,330
Intangibles, net	2,670	3,588
Goodwill	19,024	19,024
Deferred income taxes	8,085	8,085
Other assets	7,781	8,347

Total assets	$570,566	$541,294

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,141	$36,795
Accrued expenses and deferred revenue	24,333	20,149
Accrued payroll and incentives	19,897	18,565
Accrued income taxes	190	1,831
Accrued profit sharing	3,473	8,203
Accrued warranty	2,110	1,670

Total current liabilities	86,144	87,213
Notes and loans payable, net of current portion	64,858	24,790
Finance lease payable, net of current portion	35,809	36,961
Other non-current liabilities	7,324	7,707

Total liabilities	194,135	156,671

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,325,789 shares issued and 45,568,550 shares outstanding on January 31, 2024 and 75,029,300 shares issued and 45,988,930 shares outstanding on April 30, 2023	75	75
Additional paid-in capital	287,827	283,666
Retained earnings	520,050	523,184
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,757,239 shares on January 31, 2024 and 29,040,370 shares on April 30, 2023)	(431,594)	(422,375)

Total stockholders’ equity	376,431	384,623

Total liabilities and stockholders’ equity	$570,566	$541,294

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2024	2023	2024	2023
	(In thousands, except per share data)
Net sales	$137,484	$129,036	$376,686	$334,465
Cost of sales	98,060	87,195	275,094	221,890

Gross profit	39,424	41,841	101,592	112,575

Operating expenses:
Research and development	1,969	2,133	5,492	5,675
Selling, marketing, and distribution	10,108	9,996	31,101	27,454
General and administrative	16,065	15,576	45,599	48,867

Total operating expenses	28,142	27,705	82,192	81,996

Operating income	11,282	14,136	19,400	30,579

Other income/(expense), net:
Other income(expense), net	(11)	840	176	2,304
Interest (expense)/income, net	(955)	(508)	(1,448)	(1,361)

Total other (expense)/income, net	(966)	332	(1,272)	943

Income from operations before income taxes	10,316	14,468	18,128	31,522
Income tax expense	2,434	3,389	4,629	7,483

Net income	$7,882	$11,079	$13,499	$24,039

Net income per share:
Basic - net income	$0.17	$0.24	$0.29	$0.52

Diluted - net income	$0.17	$0.24	$0.29	$0.52

Weighted average number of common shares outstanding:
Basic	45,618	45,897	45,901	45,817
Diluted	46,028	46,166	46,315	46,133

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended January 31,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net income	$13,499	$24,039
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	24,291	21,795
Loss/(gain) on sale/disposition of assets	785	(43)
Provision for recoveries on notes and accounts receivable	(23)	(1)
Stock-based compensation expense	4,264	3,859
Changes in operating assets and liabilities:
Accounts receivable	(5,471)	4,444
Inventories	23,589	(56,767)
Prepaid expenses and other current assets	(4,103)	(384)
Income taxes	(6,079)	(8,220)
Accounts payable	11,230	134
Accrued payroll and incentives	1,332	1,073
Accrued profit sharing	(4,730)	(5,737)
Accrued expenses and deferred revenue	3,917	(4,078)
Accrued warranty	440	(156)
Other assets	565	1,158
Other non-current liabilities	(383)	(2,364)

Net cash provided by/(used in) operating activities	63,123	(21,248)

Cash flows from investing activities:
Payments to acquire patents and software	(164)	(251)
Proceeds from sale of property and equipment	2,877	85
Payments to acquire property and equipment	(85,188)	(64,586)

Net cash used in investing activities	(82,475)	(64,752)

Cash flows from financing activities:
Proceeds from loans and notes payable	50,000	25,000
Payments on notes and loans payable	(10,000)	(231)
Payments on finance lease obligation	(1,049)	(856)
Payments to acquire treasury stock	(9,128)	—
Dividend distribution	(16,557)	(13,744)
Proceeds to acquire common stock from employee stock purchase plan	722	753
Payment of employee withholding tax related to restricted stock units	(825)	(1,054)

Net cash provided by financing activities	13,163	9,868

Net decrease in cash and cash equivalents	(6,189)	(76,132)
Cash and cash equivalents, beginning of period	53,556	120,728

Cash and cash equivalents, end of period	$47,367	$44,596

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$3,317	$1,743
Income taxes	$10,687	$15,775

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2024		January 31, 2023		January 31, 2024		January 31, 2023
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$39,424	28.7%	$41,841	32.4%	$101,592	27.0%	$112,575	33.7%
Relocation expenses	642	0.5%	305	0.2%	1,954	0.5%	3,285	1.0%
Settlement	—	0.0%	—	0.0%	3,200	1%	—	0.0%

Non-GAAP gross profit	$40,066	29.1%	$42,146	32.7%	$106,746	28.3%	$115,860	34.6%

GAAP operating expenses	$28,142	20.5%	$27,705	21.5%	$82,192	21.8%	$81,996	24.5%
Spin related stock-based compensation	(3)	0.0%	(26)	0.0%	(10)	0.0%	(79)	0.0%
Relocation expenses	(431)	-0.3%	(321)	-0.2%	(5,092)	-1.4%	(2,649)	-0.8%

Non-GAAP operating expenses	$27,708	20.2%	$27,358	21.2%	$77,090	20.5%	$79,268	23.7%

GAAP operating income	$11,282	8.2%	$14,136	11.0%	$19,400	5.2%	$30,579	9.1%
Settlement	—	0.0%	—	0.0%	3,200	—	—	0.0%
Spin related stock-based compensation	3	0.0%	26	0.0%	10	0.0%	79	0.0%
Relocation expenses	1,073	0.8%	626	0.5%	7,046	1.9%	5,934	1.8%

Non-GAAP operating income	$12,358	9.0%	$14,788	11.5%	$29,656	7.9%	$36,592	10.9%

GAAP net income	$7,882	5.7%	$11,079	8.6%	$13,499	3.6%	$24,039	7.2%
Settlement	—	0.0%	—	0.0%	3,200	0.8%	—	0.0%
Spin related stock-based compensation	3	0.0%	26	0.0%	10	0.0%	79	0.0%
Relocation expenses	1,073	0.8%	626	0.5%	7,046	1.9%	5,934	1.8%
Tax effect of non-GAAP adjustments	(254)	-0.2%	(153)	-0.1%	(2,446)	-0.6%	(1,425)	-0.4%

Non-GAAP net income	$8,704	6.3%	$11,578	9.0%	$21,309	5.7%	$28,627	8.6%

GAAP net income per share - diluted	$0.17		$0.24		$0.29		$0.52
Settlement	—		—		0.07		—
Relocation expenses	0.02		0.01		0.15		0.13
Tax effect of non-GAAP adjustments	(0.01)		—		(0.05)		(0.03)

Non-GAAP net income per share - diluted	$0.19 (a)		$0.25		$0.46		$0.62

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2024	January 31, 2023	January 31, 2024	January 31, 2023
GAAP net income	$7,882	$11,079	$13,499	$24,039
Interest expense	1,615	671	3,404	1,806
Income tax expense	2,434	3,389	4,629	7,483
Depreciation and amortization	6,941	6,669	24,145	21,795
Stock-based compensation expense	1,504	1,253	4,264	3,859
Settlement	—	—	3,200	—
Relocation expense	1,073	2,082	5,186	7,390

Non-GAAP Adjusted EBITDAS	$21,449	$25,143	$58,327	$66,372

	15.6%	19.5%	15.5%	19.8%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2024	January 31, 2023	January 31, 2024	January 31, 2023
Net cash provided by/(used in) operating activities	$25,367	$6,917	$63,123	$(21,248)
Net cash used in investing activities	(18,205)	(25,162)	(85,188)	(64,752)

Free cash flow	$7,162	$(18,245)	$(22,065)	$(86,000)